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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                  May 1, 2001
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                                PROXYMED, INC.
                                --------------
            (Exact name of registrant as specified in its charter)



          Florida                       0-22052                 65-0202059
          -------                       -------                 ----------
(State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)


   2555 Davie Road, Suite 110, Ft. Lauderdale, Florida          33317-7424
   ---------------------------------------------------          ----------
        (Address of principal executive offices)                (Zip Code)



      Registrant's telephone number, including area code (954) 473-1001
                                                         --------------
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Introduction.

Item 2 is amended to adjust the amount of goodwill recorded in this purchase transaction, which had been previously estimated.

Exhibits 2.2 and 2.3 are included herein as required by Item 7(a).

Exhibits 99.1, 99.2 and 99.3 are included herein as required by Item 7(b).


Item 2. Acquisition or Disposition of Assets (Amended).

     On May 1, 2001, the Company acquired substantially all of the assets and the business of MDP Corporation ("MDP"), a privately-owned Atlanta-based electronic claim clearinghouse and patient statement processor for $10 million cash. The transaction required that ProxyMed pay $3 million at closing and execute a $7 million promissory note payable in 12 months. Interest on this note is payable monthly at 7% simple interest. The note is collateralized by the assets of MDP. The acquisition is being accounted for as a purchase, and resulted in goodwill of approximately $9.6 million, which includes approximately $50,000 in closing costs.


Item 7. Financial Statements and Exhibits (Amended).

     (a) The audited financial statements of MDP Corporation required by Item 7(a), including the balance sheet as of December 31, 2000 and the statements of operations cash flows for the year ended December 31, 2000, are included as Exhibit 2.2 to this Form 8-K/A. Additionally, the unaudited balance sheet of MDP Corporation as of March 31, 2001, and the unaudited statements of operations and cash flows of MDP Corporation for the three months ended March 31, 2001, are included as
         Exhibit 2.3 to this Form 8-K/A. The unaudited financial information as of March 31, 2001 reflects all adjustments (consisting solely of normal recurring adjustments) which are, in the opinion of management, necessary for a fair statement of results for the interim period presented.

     (b) The pro forma financial information required by Item 7(b) are included as Exhibits 99.1, 99.2 and 99.3 to this Form 8-K/A. The pro forma financial information as of and for the three months ended March 31, 2001, and for the year ended December 31, 2000, have been derived from the financial statements of ProxyMed, Inc. and MDP Corporation. The pro forma information consists of the following: a pro forma combined balance sheet as of March 31, 2001 (the end of the most recent period for which a consolidated balance sheet of the Company is required); a pro forma combined statement of operations for the year ended December 31, 2000 (the Company's most recent fiscal year); and a pro forma combined statement of operations for the three months ended March 31, 2001 (the period covering the

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         Company's most recent fiscal year end to the most recent interim date for which a balance sheet is required).

     (c) The following exhibits are included herein:

            Exhibit 2.1  - Asset Purchase Agreement dated April 23, 2001 between
                           ProxyMed, Inc. and MDP Corporation.(1)

            Exhibit 2.2  - Audited Financial Statements for MDP Corporation as
                           of December 31, 2000 and for the year ended December 31, 2000.

            Exhibit 2.3  - Unaudited Financial Statements for MDP Corporation as
                           of and for the three months ended March 31, 2001.

            Exhibit 99.1 - Pro forma Combined Balance Sheet of ProxyMed, Inc.
                           and MDP Corporation as of March 31, 2001.

            Exhibit 99.2 - Pro forma Combined Statement of Operations of
                           ProxyMed, Inc. and MDP Corporation for the year ended December 31, 2000.

            Exhibit 99.3 - Pro forma Combined Statement of Operations of
                           ProxyMed, Inc. and MDP Corporation for the three months ended March 31, 2001.

(1)  Previously filed.

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                                  SIGNATURES
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   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ProxyMed, Inc.



Date:  July 2, 2001                 /s/ Judson E. Schmid
       ------------                 --------------------
                                    Judson E. Schmid, Executive Vice
                                     President and Chief Financial Officer

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                               INDEX TO EXHIBITS


          EXHIBIT NUMBER                              DESCRIPTION
          --------------                             ------------
               2.1 Asset Purchase Agreement dated April 23, 2001 between ProxyMed, Inc. and MDP Corporation.(1)

               2.2 Audited Financial Statements for MDP Corporation as of December 31, 2000 and for the year ended December 31, 2000.

               2.3 Unaudited Financial Statements for MDP Corporation as of and for the three months ended March 31, 2001.

              99.1 Pro forma Combined Balance Sheet of ProxyMed, Inc. and MDP Corporation as of March 31, 2001.

              99.2 Pro forma Combined Statement of Operations of ProxyMed, Inc. and MDP Corporation for the year ended December 31, 2000.

              99.3 Pro forma Combined Statement of Operations of ProxyMed, Inc. and MDP Corporation for the three months ended March 31, 2001.

               (1) Previously filed

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